UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): July 27, 2023

Kyndryl Holdings, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40853 (Commission File Number)	86-1185492 (I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 15th Floor
New York, New York 10017
(Address of principal executive offices, and Zip Code)

212-896-2098
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On July 27, 2023, Kyndryl Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the amendment and restatement of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan (the “Amended Plan”), as described below. Also on July 27, 2023, the Compensation and Human Capital Committee of the Board of Directors of the Company (the “Compensation and Human Capital Committee”) approved an amendment to the Kyndryl Executive Severance Plan and Executive Retirement Policy (the “Severance Plan”), as described below.

Amendment and Restatement of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan (“Amended Plan”)

At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Amended Plan, which increased the number of shares of the Company’s common stock, par value $0.01 per share, issuable under the Amended Plan by 17,000,000 shares. The material features of the Amended Plan, as amended and restated, are described in the section entitled “Proposal 3—Approval of the Amendment and Restatement of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan” on pages 80 through 92 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 14, 2023 (the “2023 Proxy Statement”) in connection with the Annual Meeting, which pages are incorporated herein by reference. The Amended Plan, as so amended and restated, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendments to the Severance Plan

Each of Martin Schroeter, the Company’s Chairman and Chief Executive Officer, David Wyshner, the Company’s Chief Financial Officer, Elly Keinan, the Company’s Group President, Maryjo Charbonnier, the Company’s Chief Human Resources Officer and Edward Sebold, the Company’s General Counsel and Secretary (together, the “Named Executive Officers”), in addition to certain other senior executives of the Company, is eligible to participate in the Severance Plan. The amendment to the Severance Plan, approved by the Compensation and Human Capital Committee on July 27, 2023, gives the Vice President, Total Rewards of the Company (“Plan Administrator”) the ability to waive the noncompete and customer nonsolicit requirements in the Plan where such requirements are prohibited in the United States.

Under the Severance Plan, each of the Named Executive Officers, in addition to certain other senior executives under the Long-Term Performance Plan (“Eligible Retirement Benefit Recipients”), may be eligible for continued equity award vesting upon termination from the Company. The amendment to the Severance Plan, approved by the Compensation and Human Capital Committee on July 27, 2023, adds a requirement that the Eligible Retirement Benefit Recipients must have completed one year of active service with the Company measured from the equity award grant date for such outstanding restricted stock units to be eligible for continued vesting following termination of employment in their outstanding units issued under the Amended Plan.

The amendments to the Severance Plan are filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting on July 27, 2023, the Company’s stockholders: (1) elected the persons listed below to serve as directors; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) approved the amendment and restatement of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan; and (4) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. Each of these proposals is described in greater detail in the 2023 Proxy Statement. Set forth below are the voting results for these proposals.

Proposal 1—Election of Directors

Each director nominee received the support of at least 97% of the votes cast:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Harris II	139,188,743	3,722,905	293,271	39,679,269
Jana Schreuder	140,331,843	2,592,852	280,224	39,679,269
Howard I. Ungerleider	140,685,278	2,224,861	294,780	39,679,269

Proposal 2—Advisory Vote to Approve Executive Compensation

88% of the votes present and entitled to vote approved the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,290,024	16,242,130	672,765	39,679,269

Proposal 3—Approval of Amendment and Restatement of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan (“Amended Plan”)

93% of the votes present and entitled to vote approved the amendment and restatement of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
133,206,210	9,345,158	653,551	39,679,269

Proposal 4—Ratification of the Appointment of the Independent Registered Public Accounting Firm

99% of the votes present and entitled to vote ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
181,703,319	811,632	369,237	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Kyndryl 2021 Long-Term Performance Plan (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed on July 31, 2023)
10.2	Amendment to the Kyndryl Executive Severance Plan and Executive Retirement Policy
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2023

KYNDRYL HOLDINGS, INC.

By:	/s/ Evan Barth
Name: Evan Barth
Title: Vice President, Assistant General Counsel and Assistant Corporate Secretary